UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 14, 2025

Unicoin Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56276	47-4360035
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 World Trade Center, 85th Floor New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (844) 384-5069

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share;	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers

On October 13, 2025, Alex Konanykhin, the Chief Executive Officer of Unicoin Inc. (the “Company”), acting pursuant to authority delegated to him under the Company’s Bylaws, appointed Alejandro Dominguez to resume his role as Chief Investment Officer of the Company, effective immediately. In this capacity, Mr. Dominguez will oversee the Company’s investment strategy, capital deployment, and initiatives supporting the Unicoin ecosystem.

Mr. Dominguez previously served as Chief Investment Officer of the Company from December 2023 to August 2024. Following his departure from that role, he continued to provide strategic guidance to Unicoin Inc. under a consulting agreement with the Company.

The compensation arrangements for Mr. Dominguez in connection with his reappointment as Chief Investment Officer are unchanged from those that applied during his prior service in that role. No new or amended compensatory agreements were entered into at this time.

There is no family relationship between Mr. Dominguez and any director or executive officer of the Company. The Company previously entered into a consulting agreement with Mr. Dominguez as set forth above. No other transactions, or proposed transactions, between Mr. Dominguez and the Company are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Dominguez was selected by the Company’s Chief Executive Officer pursuant to authority delegated by the Company’s Board of Directors under the Company’s Bylaws.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

10.1	Consulting Agreement with Alejandro Dominguez

99.01	Newsletter of Unicoin Inc., dated October 13, 2025, announcing the appointment of Alejandro Dominguez.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICOIN INC.

By:	/s/ Eduardo Serrano
Name:	Eduardo Serrano
Title:	Senior Vice President and Legal Counsel

Dated: October 15, 2025

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